UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2004 enherent Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23315	13-3914972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Lamberton Road, Windsor, Connecticut	06095
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 687-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

On October 28, 2004, enherent Corp., a Delaware corporation (“enherent”), entered into a preferred stock agreement with the holders of its preferred stock (the “Preferred Stockholders”), pursuant to which, upon the consummation of the merger of enherent and Dynax Solutions, Inc., a Delaware corporation (“Dynax”), the Preferred Stockholders would convert or transfer back to enherent all 4,250,000 outstanding shares of enherent’s Series A Preferred Stock in return for 8,500,000 shares of enherent’s Common Stock. The conversion or transfer back of the Series A Preferred Stock is a condition to closing of the merger agreement with Dynax dated October 12, 2004, the material terms of which were disclosed in Item 1.01 of enherent’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 18, 2004.

In addition, pursuant to the preferred stock agreement and upon consummation of the merger agreement with Dynax, the Preferred Stockholders would cancel and return to enherent (i) all certificates representing enherent’s Series A Preferred Stock and (ii) warrants to purchase 2,125,000 shares in the aggregate of enherent’s Common Stock, and enherent would deliver to the Preferred Stockholders promissory notes in the aggregate principal amount of $1,600,000. enherent also agreed, subject to the consummation of the merger with Dynax, to file a shelf registration statement on Form S-3 no later than October 10, 2005 with regard to 4,250,000 of the 8,500,000 shares of the Common Stock issued pursuant to the preferred stock agreement. The other 4,250,000 shares of Common Stock issued pursuant to the preferred stock agreement would be registered pursuant to the registration statement on Form S-3 that was filed with the SEC by enherent on May 5, 2000.

The Preferred Stockholders are Tudor BVI Global Portfolio Ltd., Raptor Global Portfolio Ltd., Tudor Arbitrage Partners, L.P., and EFG Eurofinancial Investment Company. Robert P. Forlenza, a director of enherent, is the managing director of Tudor Investment Corporation, investment advisor to each of Tudor Global Portfolio Ltd., Raptor Global Portfolio Ltd. and Tudor Arbitrage Partners, L.P.

See discussion of options granted to Douglas Mellinger, the vice chairman of enherent’s board of directors, and restricted stock granted to Douglas Catalano, enherent’s Chairman, Chief Executive Officer and President, under Item 3.02 below.

Except for the historical information and discussions contained herein, statements contained in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on certain assumptions and analyses made by enherent derived from its experience and perceptions. Actual results and developments may vary materially from those described because they are subject to a number of known and unknown risks and uncertainties. Such risks and uncertainties include, but are not limited to, future demand for enherent’s services; general economic, market and business conditions; stockholder approval of the proposed merger with Dynax; anticipated benefits of the proposed merger; and various other factors discussed in enherent’s filings with the SEC including those set forth under Item 7 of enherent’s recent Form 10-K. enherent disclaims any intention or obligation to revise any forward-looking statements whether as a result of new information, future developments, or otherwise.

Section 2—Financial Information

Item 2.02. Results of Operations and Financial Condition.

On August 16, 2004, enherent announced in a press release its preliminary results for the second quarter ended June 30, 2004. A copy of enherent’s press release is furnished herewith as Exhibit 99.1.

Section 3—Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities.

Preferred Stockholders. As described in Item 1.01 above, enherent would issue an aggregate of 4,250,000 shares of its unregistered Common Stock to the Preferred Stockholders upon consummation of the conversion or distribution pursuant to the preferred stock agreement with its Preferred Stockholders. enherent has agreed, subject to the consummation of the merger with Dynax, to file a shelf registration statement to register the resale of shares of enherent common stock issued on the conversion or disposition of the Series A Preferred Stock.

Douglas Mellinger. Pursuant to a non-qualified stock option agreement entered into and effective as of September 14, 2004, enherent granted options to purchase up to 500,000 shares of enherent’s unregistered common stock to Douglas K. Mellinger, the vice chairman of its board of directors. The options will generally vest in equal annual installments of shares on September 14 of each year beginning September 14, 2005 and will be fully vested on September 14, 2011. Vesting accelerates in the event of a change in control of enherent, however, the proposed merger with Dynax would not constitute a change of control that triggers an acceleration in vesting. The options are exercisable at any time to the extent then vested at an exercise price of $0.11 per share. enherent has agreed, subject to the consummation of the merger with Dynax, to file a shelf registration statement to register the resale of shares of enherent common stock issued on the conversion or disposition of the Series A Preferred Stock and to include in such registration statement the shares of enherent Common Stock issuable to Mr. Mellinger upon exercise of his 500,000 options.

Douglas Catalano. In February 2004, the compensation committee of enherent’s board of directors approved the grant to Douglas Catalano, enherent’s Chairman, Chief Executive Officer and President, of incentive options to purchase 500,000 shares of enherent Common Stock, and in April 2004, the compensation committee approved the grant of incentive options to purchase 400,000 shares of enherent Common Stock. According to enherent’s stock option plan, no participant of the stock option plan may receive an award or awards of options covering in excess of 200,000 shares of enherent Common Stock in any plan year. In order to rectify the inconsistency between the February and April option grants to purchase an aggregate amount of 900,000 shares of enherent Common Stock and the 200,000 share limitation in the stock option plan, the compensation committee, on October 5, 2004, approved a restructuring of Mr. Catalano’s equity compensation as follows:

•	The option agreement related to the April option to purchase 400,000 shares of enherent Common Stock was amended and restated to constitute an option to purchase 200,000 shares of enherent Common Stock;

•	All other stock options held by Mr. Catalano were cancelled; and

•	Mr. Catalano received a grant of 700,000 unregistered, restricted shares of enherent Common Stock.

The options and restricted stock now held by Mr. Catalano vest over time until they become fully vested on April 1, 2007. However, vesting accelerates in the event of a change in control of enherent, including the proposed merger with Dynax. enherent has agreed, subject to the consummation of the merger with Dynax, to file a shelf registration statement to register the resale of shares of enherent Common Stock issued on the conversion or disposition of the Series A Preferred Stock and to include in such registration statement the restricted shares of enherent Common Stock held by Mr. Catalano.

Exemption from Registration. The issuances of the unregistered shares of enherent Common Stock described in this Item 3.02 would not be registered under the Securities Act of 1933 on their issuance in reliance on the exemption therefrom contained in Section 4(2) of such act and Regulation D promulgated thereunder.

Item 3.03. Material Modification to Rights of Security Holders.

See Item 1.01.

Section 5—Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 28, 2004, enherent’s board of directors approved an amendment and restatement of enherent’s bylaws, to be effective as of October 28, 2004. The amended and restated bylaws amend the bylaws generally by updating certain provisions as more fully described below:

•	Under the amended and restated bylaws, the board of directors may, in its sole discretion, determine that a meeting of stockholders will be held not at any place, but rather by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law. The bylaws previously in effect did not provide for meetings to be held by remote communication.

•	Under the amended and restated bylaws, written notices of annual and special meetings of stockholders must include, if applicable, the means of remote communications by which stockholders and proxyholders will be deemed to be present in person or vote at the such meetings.

•	The bylaws previously in effect provided that the board of directors, the Chairman of the Board or the President could appoint the inspectors of elections to act at any meeting and make a written report. Under the amended and restated bylaws, the inspectors of elections may now only be appointed by resolution of the board of directors or the President.

•	The bylaws previously in effect provided that special meetings of the board of directors could be called by the Chairman of the Board, the Vice Chairman of the Board, the President or a majority of the directors then in office. Under the amended and restated bylaws, special meetings of the board of directors may only be called by the President or a majority of the directors then in office, but not by the Chairman of the Board or the Vice Chairman of the Board.

•	The bylaws previously in effect provided that except as otherwise required by law and subject to the rights, if any, of the holders of shares of enherent preferred stock then outstanding, any director or the entire board of directors could be removed from office for cause at any time by the affirmative vote of the holders of at least a majority in voting power of the issued and outstanding enherent capital stock entitled to vote in the election of directors. The amended and restated bylaws also empower a majority of the entire board of directors to remove any director or the entire board of directors for cause at any time.

•	The bylaws previously in effect provided that actions of the board of directors could be taken by written consent. The amended and restated bylaws provide, in addition, that action of the board of directors can be taken if all members of the board of directors (or a committee thereof) consent by electronic transmission, and the electronic transmission is filed with the minutes of proceedings of the board of directors (or committee).

•	The bylaws previously in effect provided that the Chairman of the Board, or in his absence, a director chosen by a majority of the directors present, will act as Chairman at each meeting of the board of directors. The amended and restated bylaws provide that the Chairman of the Board will preside at each meeting of the board of directors and each enherent stockholder meeting. In the absence of the Chairman of the Board at any such meeting, the amended and restated bylaws state that the President or Vice President will preside.

•	The bylaws previously in effect provided the board of directors with a general power to appoint committees of the board of directors. The amended and restated board of directors includes more detailed provisions regarding committees of the board of directors. Among other facets of the new committee provisions, the board of directors is now specifically required to appoint an audit committee, a nominating committee, and a compensation committee of the board of directors.

•	Pursuant to the amended and restated bylaws, the purpose of the audit committee will be to assist the board of directors in monitoring: (a) the integrity of enherent’s financial statements; (b) compliance with legal and regulatory requirements and corporate policies and controls; and (c) the selection, retention, qualifications and independence of an independent auditor, to the extent that one may be required. The audit committee will be comprised of directors who are not officers of enherent, and to the extent practicable and/or required by law, those directors will be independent.

•	Pursuant to the amended and restated bylaws, the purpose of the nominating committee will be to: (a) assist the board of directors by identifying individuals qualified to become board members and to recommend to the board of directors the director nominees at the annual meeting of stockholders; (b) evaluate management’s recommendations on the election of officers; and (c) recommend to the board of directors nominees for each committee of the board of directors. There are no restrictions regarding which directors may serve on the nominating committee.

•	Pursuant to the amended and restated bylaws, the purpose of the compensation committee will be to discharge the board’s responsibility relating to compensation of enherent’s directors and officers. The compensation committee will have overall responsibility for approving and evaluating the director and officer compensation plans, policies and programs of enherent, as well as producing an annual report on executive compensation for inclusion in enherent’s proxy statement and other filings. The compensation committee will be comprised of directors who are not officers of enherent.

This summary of changes contained in the amended and restated bylaws is not intended to be complete and is qualified in its entirety by reference to our amended and restated bylaws listed as Exhibit 3.1 to this Current Report and incorporated in their entirety by this reference.

Section 8—Other Events

Item 8.01. Other Events.

On October 28, 2004, the Preferred Stockholders gave enherent written notice of their irrevocable election to postpone until at least January 15, 2006 the exercise of their right to require redemption of the Series A Preferred Stock, which redemption right will become exercisable, pursuant to its terms, on April 15, 2005.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

Exhibits. The following Exhibits have been filed as a part of this Current Report:

Exhibit Number	Description of Exhibit

3.1	Amended and Restated Bylaws of enherent Corp. (incorporated by reference to Exhibit 3.3 of enherent’s Registration Statement on Form S-4 filed November 1, 2004.

99.1	Press Release dated August 16, 2004 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, enherent has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

enherent Corp.

/s/ Douglas A. Catalano
Douglas A. Catalano, President and
Chief Executive Officer

DATED: November 3, 2004

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3.1	Amended and Restated Bylaws of enherent Corp. (incorporated by reference to Exhibit 3.3 of enherent’s Registration Statement on Form S-4 filed November 1, 2004).

99.1	Press Release dated August 16, 2004 (filed herewith).